UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2008

JAGUAR ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51546	20-2942206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eight Tower Bridge, Suite 1050 161 Washington Street Conshohocken, PA	19428
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-825-0288

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 4, 2008, Jaguar Acquisition Corporation, a Delaware corporation ("Jaguar"), announced that China Cablecom Ltd. ("China Cablecom"), an emerging consolidated cable network operator in the highly-populated Shandong province in the People's Republic of China (PRC) which signed an agreement and plan of merger with Jaguar on October 30, 2007, had appointed Colin Sung as Chief Financial Officer and President. Additionally, it was reported that Mr. Sung had resigned from China Cablecom’s Board of Directors.

Mr. Sung, age 43, was Chief Financial Officer for Linktone Ltd. prior to joining China Cablecom. Previously, Mr. Sung served as Corporate Controller of UTi, United States, Inc., a subsidiary of UTi Worldwide Inc. He has also served as Vice President of Finance and Corporate Controller at USF Worldwide, Inc., a subsidiary of Chicago based USF Corporation (also known as USFreightways Corp.) and as Vice President and Corporate Controller of the U.S. operations of Panalpina, Inc. Mr. Sung is a Certified Public Accountant and has a Bachelor of Science degree from William Paterson University and a Master of Business Administration degree from American InterContinental University.

A copy of the press release is attached hereto as Exhibit 99.1.

Safe Harbor Statements

Any forward-looking statements are not guarantees of future performance and actual results of operations, financial condition and liquidity, and developments in the industry may differ materially from those made in or suggested by the forward-looking statements contained in this press release. These forward-looking statements are subject to numerous risks, uncertainties and assumptions. The forward-looking statements in this press release speak only as of the date of this press release and might not occur in light of these risks, uncertainties, and assumptions. Jaguar Acquisition Corporation undertakes no obligation and disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Jaguar and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of Jaguar’s stockholders to be held to approve the business combination. Stockholders of Jaguar and other interested persons are advised to read Jaguar’s preliminary proxy statement, and definitive proxy statement, when available, in connection with Jaguar’s solicitation of proxies for the special meeting to approve the business combination because these proxy statements will contain important information. Such persons can also read Jaguar’s Annual Report on Form 10-KSB for the fiscal year ended March 31, 2007 for more information about Jaguar, its officers and directors, and their individual and group security ownership in Jaguar. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to: Jaguar Acquisition Corporation, Eight Tower Bridge, Suite 1050, 161 Washington Street, Conshohocken, Pennsylvania 19428, Attention Jonathan Kalman. The preliminary proxy statement, and definitive proxy statement, when available, can also be obtained, without charge, at the Securities and Exchange Commission’s internet site (http://www.sec.gov).

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits:

Exhibit No.	Description

99.1	Press Release dated February 4, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2008	JAGUAR ACQUISITION CORPORATION

By: /s/ Jonathan Kalman
Jonathan Kalman
Chief Executive Officer